Exhibit 10.4
                                     WARRANT

       VOID AT 5:00 P.M., NEW YORK CITY TIME, ON _________________ OR, IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., NEW YORK CITY TIME, ON THE NEXT FOLLOWING BUSINESS DAY, UNLESS EXTENDED BY MEDIS TECHNOLOGIES LTD., AS PROVIDED HEREIN.

NO. RW-

TRANSFER RESTRICTED --                               WARRANT TO PURCHASE _____
SEE SECTIONS 7.01 AND 7.02                            SHARES OF COMMON STOCK

                               WARRANT TO PURCHASE
                     COMMON STOCK OF MEDIS TECHNOLOGIES LTD.

         This certifies that, for value received, _______________, or registered assigns, is entitled to purchase from Medis Technologies Ltd., a Delaware corporation (the "Company"), subject to the terms and conditions hereof, at any time before 5:00 P.M., New York City time, on _________________ (or, if such day is not a Business Day, as defined herein, before 5:00 P.M., New York City time, on the next following Business Day) or such later time to which this Warrant may be extended by the Company as provided in Section 2.01 hereof, the number of fully paid and non-assessable shares of the Company's Common Stock stated above at an exercise price of Five Dollars ($5.00) per share (the "Warrant Price"). The number of shares purchasable hereunder and the price at which such shares may be purchased being subject to adjustment as provided below.

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. 1. The term "Additional Shares of Common Stock" as used herein means shares (including treasury shares) of Common Stock issued or sold by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company.

         2. The term "Business Day" as used herein means a day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized or required by law to close.

         3. The term "Common Stock" as used herein means the Common Stock, $.01 par value, of the Company as constituted on the date hereof, any stock into which such Common Stock shall have been changed after such date or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends remaining after the payment of dividends and distributions upon any shares entitled to preference.

         4. The term "Company" as used herein means Medis Technologies Ltd., a Delaware corporation, and any other corporation which shall succeed to or assume the obligations of Medis Technologies Ltd. in compliance with Section 3.09 hereof.

         5. The term "Convertible Securities" as used herein means any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or

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exchangeable for Common Stock but shall exclude the Warrants.

         6. The term "Expiration Date" as used herein means 5:00 P.M., New York City time, on December 31, 2000, except that if such date is extended as provided in Section 2.01 hereof, it shall mean the latest date and time until which this Warrant may be exercised.

         7. The term "Options" as used herein means any rights, options or warrants granted in any such case to holders of Securities of the Company as a class to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

         8. The term "Other Securities" as used herein means any stock (other than Common Stock) and other securities of the Company or of any other person (corporate or otherwise) which the holders of the Warrants shall at any time be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock.

         9. The term "Securities" as used herein shall have the meaning ascribed thereto in Section 2(1) of the Securities Act of 1933.

         10. The term "Warrants" as used herein means this Warrant and all other warrants of like tenor, representing in the aggregate a right to purchase 9,000 shares of the Company's Common Stock.

         11. The terms "Warrant Holder" or "Holder" as used herein means the person or entity in whose name this Warrant shall be registered upon the books to be maintained by the Company for that purpose.

         12. The term "Warrant Price" means the price at which this Warrant may be exercised at the time of exercise.

         13. The term "Warrant Shares" as used herein means the shares of Common Stock or Other Securities deliverable upon exercise of this Warrant, as may be adjusted from time to time pursuant to Article III hereof.

                                   ARTICLE II
                        DURATION AND EXERCISE OF WARRANT

         SECTION 2.01. Subject to the provisions of Section 4.01 hereof, this Warrant may be exercised at any time before the Expiration Date. If the Expiration Date is extended from the date originally fixed (December 31, 2000), the Company shall give the Warrant Holder prompt written notice of any such extension. If this Warrant is not exercised prior to the Expiration Date it shall become void, and all rights hereunder shall thereupon cease.

         SECTION 2.02. 1. The Warrant Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant with the duly executed subscription form attached hereto, to the Company at its corporate office in New York, New York, together with the Warrant Price for each share of Common Stock to be purchased in lawful money of the United States, or by certified check, bank draft or postal or express money order payable in United States dollars to the order of the Company and upon compliance with and subject to the conditions set forth herein.

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


         2. Upon receipt of this Warrant with the subscription form attached hereto duly executed and accompanied by payment of the aggregate Warrant Price for the shares of Common Stock for which this Warrant is then being exercised, the Company will cause to be issued certificates for the total number of whole shares (as provided in Section 4.03 hereof, of Common Stock and/or Other Securities for which this Warrant is being exercised in such denominations as are required for delivery to the Warrant Holder, and the Company shall thereupon deliver such certificates to the Warrant Holder.

         3. In case the Warrant Holder shall exercise this Warrant with respect to less than all of the Warrant Shares, the Company will execute a new Warrant for the balance of the shares of Common Stock and/or Other Securities that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Warrant Holder.

         4. The Company covenants and agrees that it will pay when due and payable any and all transfer taxes which may be payable in respect of the issue of this Warrant, or the issue of any Warrant Shares upon the exercise of this Warrant, except that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of any Warrant Shares in a name other than that of the Warrant Holder at the time of surrender, and until the Warrant Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid, the Company shall not be required to issue such Warrant Shares.

                                   ARTICLE III

                           ADJUSTMENT OF WARRANT PRICE

         SECTION 3.01. In case the Company at any time or from time to time shall issue or sell Additional Shares of Common Stock for consideration less than the Warrant Price then in effect, then in each case the Warrant Price shall be adjusted, concurrently with such issue or sale (or immediately after the close of business on the record date fixed for the determination of holders of a class of securities entitled to receive Options or Convertible Securities which are deemed to be Additional Shares, pursuant to Section 3.02 hereof, to a price (the "Adjusted Warrant Price") calculated to the nearest cent by multiplying the Warrant Price then in effect for such Period by a fraction:

         1. the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance or sale (or at the close of business on such record date) multiplied by the Warrant Price then in effect plus (ii) the aggregate consideration received by the Company upon such issuance or sale; and

         2. the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale (or at the close of business on such record date) multiplied by the Warrant Price then in effect; PROVIDED, that no Warrant Price shall be so reduced at such time if the amount of any such reduction would be an amount less than $.05, but any such amount shall be carried forward and made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.05 or more; and PROVIDED FURTHER, that for the purposes of this Section 3.01, (a) immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 3.01 hereof, such Additional Shares shall be deemed to be outstanding, and (b) treasury shares shall not be deemed to be outstanding.

         SECTION 3.02. In case the Company at any time or from time to time after the date hereof shall

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


issue, sell, grant or assume any Options, or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Options for Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption, or, in case such a record date shall have been fixed, as of the close of business on such record date; PROVIDED that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3.03 hereof) of such shares would be less than the Warrant Price in effect on the Business Day immediately prior to such issue, sale, grant or assumption or on such record date, as the case may be; and PROVIDED FURTHER, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

         1. Upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities with respect thereto which shall not have been exercised, the Warrant Price or Prices computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                  a. in the case of Options for Common Stock, the only Additional Shares of Common Stock issued or sold were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised; and

                  b. in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 3.03 hereof) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised; and

         2. No readjustment pursuant to clause (1) above shall have the effect of increasing any Warrant Price by an amount in excess of the amount, if any, by which the Warrant Price was previously reduced as a result of the issue, sale, grant or assumption of such Options or Convertible Securities with respect thereto.

         SECTION 3.03. For the purposes of this Article III, the consideration received by the Company for the issue or sale of any Additional Shares of Common Stock shall be computed as follows:

         1.       Such consideration shall:

                  a. insofar as it consists of cash, be computed at the net amount of cash received by the Company, excluding amounts paid or payable for accrued interest but before deducting all expenses paid or incurred by the Company and all commissions and compensations paid and concessions and discounts allowed to underwriters, dealers or others performing similar services in connection with such issue; and

                  b. insofar as it consists of property (including Securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company; and

                  c. in any case in which Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for consideration which covers both, by the proportion of such consideration so received, computed as provided in clauses (a) and (b) above, as determined in good faith by the Board of Directors of the Company.

         2. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.02 hereof, relating to Options and Convertible Securities with respect thereto, shall be determined by dividing:

                  a. the total amount, if any, received or receivable by the Company as consideration for the issue, sale, grant or assumption of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities; by

                  b. the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         SECTION 3.04. In case the Company shall at any time declare or pay any dividend on the Common Stock payable in Common Stock, the Warrant Price shall be proportionately adjusted as of the day after the record date for the dividend or subdivision. In case of any capital reorganization or any reclassification of the Common Stock of the Company, the Warrant Holder, on exercise of this Warrant, shall be entitled to receive the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant immediately prior to such event would have been entitled, and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Warrant Holder, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Warrant Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

         SECTION 3.05. In case any Other Securities shall be issued or sold on or prior to the Expiration Date, or shall become subject to issue or sale upon the conversion or exchange of any capital stock (or Other Securities) of the Company (or any issuer of Other Securities or any other person referred to in Section 3.07 hereof, or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or person) for a consideration such as to dilute the purchase rights granted by this Warrant, the computations, adjustments and readjustments provided for in this Article III with respect to the Warrant Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants and the purchase price thereof, so as to protect the holders of the Warrants against the effect of such dilution. If, in any case, the foregoing terms and conditions are for any reason not specifically applicable to any stated facts which shall arise, the Warrant Price shall be determined by the Board of Directors of the Company in its discretion so as to carry out as nearly as practicable the principle in this Article III and any such determination by the Board of Directors shall be binding for all purposes on the Warrant Holder.

         SECTION 3.06. In case the outstanding shares of Common Stock shall be
(i) combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, or (ii) subdivided, by reclassification or otherwise, into a greater number of shares of Common Stock, the Warrant Price in effect immediately prior to the effectiveness of such combination or consolidation shall be proportionately increased and the Warrant Price in effect immediately prior to the effectiveness of such subdivision shall be proportionately decreased. The number of Warrant Shares purchasable by exercise of this Warrant upon an adjustment of the Warrant Price as a result of the application of the provisions of this Section 3.06 shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 3.06) be issuable upon such exercise immediately prior to such adjustment, by a fraction of which (i) the numerator is the Warrant Price in effect immediately prior to such adjustment and (ii) the denominator is the Warrant Price so adjusted.

         SECTION 3.07. In case the Company, prior the Expiration Date, shall consolidate with or merge into any other person (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock), or shall transfer all or substantially all of its properties and assets to any other person and, in connection with such transfer, shares of stock or other securities or property of such person or any other person shall be issuable or deliverable in exchange for the Common Stock of the Company, or shall effect a capital reorganization or reclassification of the Common Stock of the Company, then, and in each such case, proper provision shall be made so that, on the terms and in the manner provided in this Article III, the Warrant Holder, upon the exercise hereof at any time after the consummation of such consolidation, merger, transfer and exchange, reorganization or reclassification, shall be entitled to receive, in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, the stock and other securities and property to which the Warrant Holder would have been entitled upon such consummation if the Warrant Holder had so exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this Article III.

         SECTION 3.08. If, prior to the Expiration Date, there should be (1) a taking of record by the Company of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of surplus at the same rate as that of the last cash dividend theretofore paid and other than a dividend on the Common Stock payable in Common Stock) or other distribution or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or (2) any capital reorganization or reclassification of the Common Stock of the Company or any transfer of all or substantially all the assets of the Company to, or consolidation with or merger of the Company with or into, any other person, or
(3) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company shall mail to the Warrant Holder at the same time notice is sent to stockholders generally, but in no event later than 10 days prior to the date thereof, a notice specifying (a) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, transfer,

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


consolidation, merger, dissolution, liquidation or winding-up; PROVIDED, HOWEVER, that if the Warrant Holder exercises this Warrant after receipt of the aforementioned notice in anticipation of an event specified in either clause
(1), (2) or (3) of this Section 3.08 and subsequent to such exercise the contemplated action is not consummated, such holder shall have the right and option to rescind such exercise by notifying the Company within 10 Business Days subsequent to the date on which such action was anticipated to be taken and returning any shares of Common Stock issued in connection with such exercise to the Company. In the event that the Warrant Holder elects such right of rescission, the Company shall, upon receipt of the shares of Common Stock (or Other Securities) issued upon exercise, return such holder's Warrant and such Warrant shall be deemed not to have been exercised.

         SECTION 3.09. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against dilution. Without limiting the generality of the foregoing, the Company (1) will not permit the par value of any shares of capital stock receivable upon the exercise of the Warrants to exceed the amount payable therefor upon such exercise, (2) will use its best efforts to take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of capital stock upon the exercise of all Warrants from time to time outstanding, and (3) will require as a condition to any (a) transfer of all or substantially all of its properties and assets to any other person, or (b) consolidation with or merger into any other person where the Company is not the continuing or surviving person, or (c) consolidation with or merger into the Company where the Company is the continuing or surviving person but, in connection with such consolidation or merger, the Common Stock (or Other Securities) then issuable upon the exercise of this Warrant shall be changed into or exchanged for stock or other securities or property of any other person, that the other person acquiring such properties and assets, continuing or surviving after such consolidation or merger or issuing or distributing such stock or other securities or property, as the case may be, shall expressly assume in writing and be bound by all the terms of the Warrants.

         SECTION 3.10. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, or in the Warrant Price, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof, and prepare and furnish to the Warrant Holder a certificate, signed by the principal financial or accounting officer of the Company, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will, upon written request of the Warrant Holder, but in no event more than twice a year, furnish to such Holder a like certificate setting forth (1) such adjustment and readjustments, and (2) the number of shares of Common Stock (or Other Securities) outstanding, and (3) the Warrant Price at the time in effect.

         SECTION 3.11. 1. The Company will mail to each Warrant Holder registered on the books of the Company promptly (but no later than 20 days) after their becoming available (without duplication) copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders.

                       2. Any determination called for by the Board of Directors of the Company for purposes of this Article III shall be conclusive and shall be described in a written statement signed by the President or a Vice President of the Company and made available to the Warrant Holder at the principal offices of the Company.

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


                                   ARTICLE IV
                          OTHER PROVISIONS RELATING TO
                            RIGHTS OF WARRANT HOLDER

         SECTION 4.01. The Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Warrant Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Warrant), receive dividends or subscription rights, or otherwise, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable as provided in Article II, at which time the person or persons in whose name or names the certificate or certificates for the Warrant Shares being purchased are to be issued shall be deemed the holder or holders of record of such shares for all purposes; PROVIDED, HOWEVER, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open and this Warrant shall not be deemed to have been exercised, in whole or in part as the case may be, until such next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on such Common Stock, and such exercise shall be at the Warrant Price in effect at such date.

         SECTION 4.02. 1. The Company covenants and agrees that at all times it shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant.

         2. Prior to the issuance of any shares of Common Stock upon exercise of this Warrant if the issuance of such shares is subject to a registration statement under the Securities Act of 1933 (the "Act") and the Rules and Regulations promulgated thereunder, the Company shall use its best efforts to secure the listing of such shares of Common Stock upon any securities exchange or automated quotation system upon which shares of Common Stock are then listed.

         3. The Company covenants that all shares of Common Stock issued on exercise of this Warrant will be validly issued, fully paid, nonassessable and free of preemptive rights.

         SECTION 4.03. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share in connection with the exercise of this Warrant, and in any case where the Warrant Holder would, except for the provisions of this Section 4.03, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Warrant Price, issue the largest number of whole shares purchasable upon exercise of this Warrant. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a share to which the Warrant Holder would otherwise be entitled. The Warrant Holder, by the acceptance of the Warrant, expressly waives his right to receive a certificate for any fraction of a share or a fractional Warrant upon exercise hereof.

         SECTION 4.04. Notices to the Warrant Holder provided for in this Warrant shall be deemed given or made by the Company if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Warrant Holder at his last known address as it shall appear on the books of the Company.

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


                                    ARTICLE V

                           TREATMENT OF WARRANT HOLDER

         SECTION 5.01. Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrant Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.


                                   ARTICLE VI

                        SPLIT-UP, COMBINATION, EXCHANGE,
                           TRANSFER OR LOSS OF WARRANT

         SECTION 6.01. This Warrant may be split-up, combined or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of shares of Common Stock. If the Warrant Holder desires to split-up, combine or exchange this Warrant he shall make such request in writing delivered to the Company at its office in New York, New York and shall surrender this Warrant and any other Warrants to be so split-up, combined or exchanged at said office. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrant Holder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrant Holder to pay a sum sufficient to cover any transfer tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

         SECTION 6.02. Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office in New York, New York, with the Form of Assignment annexed hereto duly executed and with payment of funds sufficient to pay any transfer tax or other governmental charge that may be imposed in connection with any such assignment. In such event the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, or destroyed Warrant shall thereupon become void. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen or destroyed shall be at any time enforceable by anyone.


                                   ARTICLE VII

                               TRANSFER RESTRICTED

         SECTION 7.01. This Warrant and the Warrant Shares may not be sold or otherwise disposed of except as follows:


                  a. to a person, who, in the opinion of counsel satisfactory to the Company, is a person

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


to whom this Warrant, or Warrant Shares, may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only, if in the opinion of counsel to the Company then required under the Act, against receipt of an agreement of such person to comply with the provisions of this Warrant with respect to any resale or other disposition of such securities; or

                  b. to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities (as to which a registration statement under the Act shall then be in effect) and the offering thereof for such sale or disposition.

         SECTION 7.02. 1. THIS WARRANT, AND THE SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE ACT. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT. TRANSFERABILITY OF THIS WARRANT AND THE SHARES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT IS FURTHER LIMITED BY THE PROVISIONS OF THIS ARTICLE VII. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT, AND NO TRANSFER OF THIS WARRANT OR ANY SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

         2. Each certificate for Warrant Shares (unless at the time of issuance such Warrant Shares are registered under the Act) and each certificate issued upon the transfer or exchange of any such certificate for Warrant Shares (except as otherwise permitted by this Section 7.02) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW. THE TRANSFER OF SUCH SECURITIES IS SUBJECT TO THE RESTRICTIONS SET FORTH IN SECTIONS 7.01 AND 7.02 OF THE WARRANT, DATED ____________, ISSUED BY MEDIS TECHNOLOGIES LTD. IN FAVOR OF
         _______________, AND SUCH SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF SAID WARRANT."


                                  ARTICLE VIII
                                  OTHER MATTERS
         SECTION 8.01. The Company will from time to time promptly pay, subject to the provisions of paragraph (4) of Section 2.02, all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of Warrant Shares upon the exercise of this Warrant.

         SECTION 8.02. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

         SECTION 8.03. Notice or demand pursuant to this Warrant to be given or made by the Warrant Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, as follows:

         Medis Technologies Ltd.
         805 Third Avenue
         New York, NY 10022
         Attention: Howard Weingrow, President

Any notice or demand authorized by this Warrant to be given or made by the Company to or on the Warrant Holder shall be given in accordance with the provisions of Section 4.04.

         SECTION 8.04. The validity, interpretation and performance of this Warrant shall be governed by the internal laws of the State of New York.

         SECTION 8.05. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Warrant Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of the Company and its successors and of the Warrant Holder.

         SECTION 8.06. The Article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.


         IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of
                               -------, ----.


                                                     MEDIS TECHNOLOGIES LTD.


                                                     By:
                                                       ------------------------
                                                     Howard Weingrow, President
[CORPORATE SEAL]


Attest: ________________________
                  Secretary

                                  SUBSCRIPTION

To Be Executed By The Warrant Holder Who Desires
To Exercise The Warrant In Whole Or In Part:


To: MEDIS TECHNOLOGIES LTD.

The undersigned............................................

                  (...........................................)
                     Please insert Social Security or other
                        identifying number of Subscriber


hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder,____________________ shares of Common Stock provided for therein and tenders payment to MEDIS TECHNOLOGIES LTD. by payment of $ ________________ in lawful money of the United States, or by certified check, bank draft or postal or express money order payable in United States dollars to the order of Medis Technologies Ltd.

        The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:
      -------------------------------

Address:
         -----------------------------

Deliver to:
            ---------------------------

Address:
         -----------------------------

Social Security (or other identifying) Number:
                                               ----------------------------

and, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

Address:
         ------------------------------------------------------------

Date                   ,19
     ----------------      --

                                 Signature:
                                           -----------------------------------
                                 Note: The signature on this Subscription must correspond with the name as written upon the face of this Warrant without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT

                       (TO BE SIGNED ONLY UPON ASSIGNMENT)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________* the right to purchase ____________ shares of
 Common Stock evidenced by the within Warrant, and appoints __________________ to transfer the same on the books of MEDIS TECHNOLOGIES LTD. with the full power of substitution in the premises.

Date:               ,
      --------------  ----

                                         ---------------------------------------

                                         (Signature must conform in all respects
                                         to the name of Warrant Holder as
                                         specified on the face of the Warrant,
                                         without alteration, enlargement or any
                                         change whatsoever, and the signature
                                         must be guaranteed in the usual manner)



Signature Guaranteed:


------------------------------

*Social Security (or other identifying) Number is:
                                                   ----------------------------